WESCO Investor Day 2015 ONE WORLD. ONE WESCO. John Engel Chairman, President, and Chief Executive Officer WESCO International

2 ALL ID15 WESCO Investor Day 2015 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; increase in competition; debt levels, terms, financial market conditions or interest rate fluctuations; risks related to acquisitions, including the integration of acquired businesses; disruptions in operations or information technology systems; expansion of business activities; litigation, contingencies or claims; product, labor or other cost fluctuations; exchange rate fluctuations; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2014 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com.

3 ALL ID15 WESCO Investor Day 2015 Investor Day begins at 1:00 p.m. Welcome and WESCO Overview John Engel Chairman, President, and Chief Executive Officer Operations Steve Van Oss Senior Vice President and Chief Operating Officer U.S. Andy Bergdoll Group Vice President and General Manager, United States Canada Harald Henze Group Vice President and General Manager, Canada Break Sales and Marketing David Bemoras Vice President, Global Sales and Marketing International Les Kebler Group Vice President and General Manager, International Financial Overview Ken Parks Senior Vice President and Chief Financial Officer Q&A and Closing Remarks John Engel Chairman, President, and Chief Executive Officer Cocktail Reception at 5:30 p.m. 2015 WESCO Investor Day Agenda

4 ALL ID15 WESCO Investor Day 2015 Competitive Differentiators Performance Goals The global leader of supply chain solutions addressing customers’ MRO, OEM and capital project demand streams. Global footprint Service capabilities Product portfolio Free cash flow 80%+ of net income Double digit EPS growth Grow faster than the market Talent and culture Superior investor returns Vision WESCO Overview

WESCO Investor Day 2015

Competitive Differentiator: Product Portfolio

Product Categories


9%
10%
40%
11%
16%
14%
General Supplies
Communications & Security
Wire, Cable & Conduit
Electrical Distribution & Controls
Lighting & Sustainability
Automation, Controls & Motors

Value Drivers

- Fulfill MRO, OEM, capex customer demand streams
- Broaden product portfolio
- Improve margin profile
- Expand global sourcing
- Increase private label
- Supplier-optimized value chain

…providing world class brands when and where needed

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WESCO Investor Day 2015

Competitive Differentiator: Service Capabilities


Service
Offerings
~25%

2014
$7.9B Sales

Value Drivers

Expand service offerings:

- Storeroom services
- Inventory management
- Logistics
- Warehousing
- Kitting/pre-assembly
- Labor and supply chain outsourcing
- Capital project management
- IT procurement solutions

…providing a comprehensive service value proposition for customers

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7 ALL ID15 WESCO Investor Day 2015 • Accelerate One WESCO growth strategy with blue chip customers • Extend service capabilities • Grow organically through local presence • Further expand through bolt-on acquisitions …expanding globally with blue chip customers Value Drivers 7 19 2004 2014 Countries 5,300 9,400 2004 2014 Employees WESCO locations Competitive Differentiator: Global Footprint

8 ALL ID15 WESCO Investor Day 2015 Strategy …human talent is our differentiating value creator • One U.S. business leader • New Global Sales and Marketing organization – End market sales leaders – Product category managers – Call centers • Added eCommerce and Supply Chain business leaders • Added finance capabilities within geographic businesses • New Lean leader Value DriversCEO CFO GCCHROCOO International Canada U.S. Global Sales & Marketing Lean Integrated Supply Supply Chain eCommerce U.S. CFO New position/ leader in 2014 Canada CFO Competitive Differentiator: Talent Management

9 ALL ID15 WESCO Investor Day 2015 Competitive Differentiator: Continuous Improvement Culture …accelerating Lean inside and outside the company Pull system for continuous improvement to drive business results by engaging employees at all levels to be customer focused, process minded, relentless in waste reduction, and empowered to lead positive change. • Enterprise-wide application and results ˗ Focus on sales, operations and transactional processes ˗ Industry-leading value creation program for customers • Lean leadership, culture and certification programs • Dedicated field resources driving increase in kaizens • A distinct, competitive differentiator WESCO Lean Journey

10 ALL ID15 WESCO Investor Day 2015 Competitive Differentiators Performance Goals Global footprint Service capabilities Product portfolio Free cash flow 80%+ of net income Double digit EPS growth Grow faster than the market Talent and culture Superior investor returns Accelerate One WESCO Growth Strategy Invest in Growth Engines Simplify and Streamline Business Supply Chain Management Effective Capital Allocation Strategy WESCO Strategy

11 ALL ID15 WESCO Investor Day 2015 Accelerate One WESCO Growth Strategy • Focus on profitable organic growth opportunities • Integrating all our efforts around customers • Branding, demand creation programs, and marketing leverage • New sales and specialist training and solution selling • Refined management incentive and salesforce compensation plans Priorities …to expand our global customer base and relationships Integrate our portfolio of products, services, and supplier relationships into comprehensive supply chain solutions for our customers’ global MRO, OEM, and capital project needs.

12 ALL ID15 WESCO Investor Day 2015 Checkerboard Execution …analyzing our customer share opportunities and taking action % Sales Penetration >75% ~ 50% < 25% New business In 2014

13 ALL ID15 WESCO Investor Day 2015 Construction Investing in Growth Engines …to strengthen portfolio and drive profitable sales growth Industrial MRO & Safety Communications & Security Lighting & Sustainability Acquisitions Focus End Markets Focus Product Categories Global Accounts & Integrated Supply Business Models Global Accounts Provides comprehensive supply chain solutions to Fortune 1000 and other multi-site companies for their MRO, OEM, and capital expenditure needs Integrated Supply Provides turnkey outsourcing solutions for MRO and OEM procurement and other supply chain needs 1 2 3 7 4 5 6 8 Key Capabilities Utility

14 ALL ID15 WESCO Investor Day 2015 Acquisitions 325 400 1,500 1,600+ 2010 2 2011 2 2012 4 2014 3 Acquisition Criteria Consistent with WESCO strategy Rate of return greater than WESCO risk-adjusted average cost of capital Accretive in first year of operation Margins higher than WESCO   Cumulative Acquired Sales ($M, first 12 months) # …driving strategic growth and shareholder value Strategy and Priorities Acquired Sales by End Market since 2010 CIG Industrial Utility Construction • Consolidate core electrical products and services category in North America • Expand into adjacent MRO product and services categories • Follow customers globally and establish local operations in high priority countries. Markets & Customers Geographies Products & Suppliers Core 1 2 3

15 ALL ID15 WESCO Investor Day 2015 Key Messages Operations Business simplification and supply chain focus in 2015 U.S. New business leadership team with positive momentum Canada Seasoned team managing in tough environment Sales and Marketing New integrated front-end producing sales growth results International Stronger team with focused execution Financial Overview 2015 update and performance goals for next 5 years 2015 WESCO Investor Day Agenda

WESCO Investor Day 2015 ONE WORLD. ONE WESCO. Steve Van Oss, Senior Vice President and Chief Operating Officer Operations

17 ALL ID15 WESCO Investor Day 2015 Competitive Differentiators Performance Goals Global footprint Service capabilities Product portfolio Free Cash Flow 80%+ of net income Double digit EPS growth Grow faster than the market Talent and culture Superior investor returns Accelerate One WESCO Growth Strategy Invest in Growth Engines Simplify and Streamline Business Supply Chain Management Effective Capital Allocation Strategy WESCO Strategy

18 ALL ID15 WESCO Investor Day 2015 Operations Agenda Network Optimization Operations Transportation Safety • Simplify and streamline business − Lean − Footprint − eCommerce • Supply chain management −Optimize supply base − Purchasing leverage − Inventory management • Pricing improvement Strategy

19 ALL ID15 WESCO Investor Day 2015 Operations KPIs Initiatives • Health and Safety Training • Kaizen events • Branch audits • Claims management Initiatives • Lean • Transportation • Network optimization Initiatives • Voice of the customer • Order fulfillment • Warehouse kaizens • Truck routing automation and optimization Quality & Delivery CostSafety 5 consecutive years with a decrease in the OSHA rate $788 $860 $887 $829 $843 2010 2011 2012 2013 2014 N A E D 5 7 6 5.92 3.58 3.00 2.73 1.72 1.27 0.99 0.77 0.48 2010 2011 2012 2013 2014 Recordable Incident Rate Sales/Employee ($K) Inventory Days NAW WESCO …focus on SQDC improvements 108 106 104 100 97 2010 2011 2012 2013 2014 Improving inventory days while maintaining >95% fill rate Consistently above NAED metrics

20 ALL ID15 WESCO Investor Day 2015 Simplify and Streamline Business: Lean Leader: Robert Allsop Joined WESCO in September 2014 • Improve customer service and experience − Voice of customer process (VOC) − Kaizen events targeting quality and delivery KPIs • Improve cost − Branch daily management scorecards − Branch center of excellence deployment − Transportation cost reduction Priorities …a continuous improvement culture founded on Lean

21 ALL ID15 WESCO Investor Day 2015 Simplify and Streamline Business: Footprint Houston 2008 …accelerating sales growth through One WESCO locations Kansas City 2014 Charlotte 2010 Dallas 2011 Los Angeles 2013 Chicago 2012 Seattle Pittsburgh Pittsburgh 2015 Opening 2015 35 63 New Merged/ Closed Branches Impacted (last 5 years)

22 ALL ID15 WESCO Investor Day 2015 Network Optimization • >$1B addressable market • Expanding distribution center coverage for local market • Consolidating branches from 7 to 3 • Leveraging capabilities and technology to support direct fulfillment and improve customer service Implemented consolidation November 2014 to January 2015 Pittsburgh Consolidation Status …improves customer service while reducing costs • Faster delivery and higher fill rates • ~$1.5M operating expense reduction • ~$1M inventory reduction Expected Benefits

23 ALL ID15 WESCO Investor Day 2015 Simplify and Streamline Business: eCommerce • Reduce costs and expand profitability • Grow customer revenues • Retain and acquire new customers • Develop strategic plan • Enhance platform and build program capabilities • Build eCommerce team • Upgrade digital marketing programs and tools • Expand content and improve online catalogs • Drive eCommerce sales volumes Strategic Objectives Priorities …initiating development of a new sales channel Leader: Dale Kendall Joined WESCO in September 2014

24 ALL ID15 WESCO Investor Day 2015 Supply Chain Management • Consolidate and coordinate procurement functions • Develop, implement, and sustain global best practices • Leverage $6B spend • Expand operating margins • Optimize supplier base • Coordinate product category pricing and procurement regionally, then nationally • Drive best-in-class results for inventory management and services • Centralize procurement services for efficiency while maintaining effectiveness Strategic Objectives Priorities …an important profitability contributor Leader: Hemant Porwal Joined WESCO in January 2015

25 ALL ID15 WESCO Investor Day 2015 Supply Chain Management < $50,000 $50,000 to < $10,000,000 > $10,000,000 Annual Purchases ~25,000 Suppliers Optimize Leverage Strategic …leveraging scale and scope to improve profitability % of spend: ~5% ~35% ~60%

26 ALL ID15 WESCO Investor Day 2015 Supply Chain Management: Products …building stronger relationships with blue chip suppliers 0% 20% 40% 60% 80% 100% C B A 0% 20% 40% 60% 80% 100% C B A Product SKU “A” Product SKU “B” W E S C O L o c a t i o n List Price DiscountList Price Discount Opportunity to identify common SKUs to leverage volumes and establish better prices W E S C O L o c a t i o n = Average Discount

27 ALL ID15 WESCO Investor Day 2015 Supply Chain Management: Suppliers …leveraging scale and scope to improve profitability 0% 20% 40% 60% 80% 100% 4 3 2 1 Supplier Discount Range S u p p l i e r List Price Discount Use purchase volume leverage to reduce product cost = Average Discount

WESCO Investor Day 2015

Pricing Improvement

Dynamic Floor Pricing	• Price set at margin expansion level • Utilizes market data • Limited downward price authority
Price Bump	• Leverage off announced price increases • Percentage added to supplier price sheets • Coordinated across multiple suppliers
List/ Discount Methodology	• Suitable for standard catalog items • Provides mechanism for efficient price management and inside sales control • Pilot results encouraging

Pricing Priorities			
Pricing categorization and optimization	Price increase management	Customer rebate management	Precision based selling
Robust tools and systems			
Investment in talent			

…selling value is critical to improving pricing

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29 ALL ID15 WESCO Investor Day 2015 Operations Summary • Expanded leadership team in place • One WESCO location expansion to improve operational capabilities and performance, customer service, and cost • Execute on supply chain management and pricing initiatives to improve order fulfillment, optimize the supply base, and maintain stable gross margins • Maintain a safe work environment for our employees

WESCO Investor Day 2015 ONE WORLD. ONE WESCO. Andy Bergdoll Group VP & GM, US Operations United States

WESCO Investor Day 2015

U.S. Business

$300B Addressable Market

- 340 Branches
- 5 Distribution Centers
- ~6,100 employees
- $5.6 Billion Annual Sales



Sales Profile



Markets
CIG
14%
Industrial
43%
Utility
17%
26%
Construction
Products
Automation, Controls, and Motors
10%
General Supplies
40%
Lighting and Sustainability
8%
Electrical Distribution and Controls
10%
Wire, Cable, and Conduit
16%
16%
Communications and Security

Value Proposition

Create competitive advantage as premier supply chain solutions provider

- Business models to manage MRO, OEM, capital project demand streams
- Service, cost savings, and risk management for customers
- Long-term customer and supplier partnerships generating mutual value
- Growth and profitability expansion for WESCO and core suppliers
- Leadership to engage, develop, attract and retain talent

…WESCO's largest geographic market

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32 ALL ID15 WESCO Investor Day 2015 Key U.S. Business Trends Energy Development • Domestic energy production • Energy infrastructure investments • Renaissance in energy intensive industries Product and Technology Changes • Solid state lighting adoption • Data consumption boom (broadband, security, internet of things) • Revolution in automation and control (IP addressable everything, smart grid) …provide long-term growth opportunities Supply Chain Structural Changes • Customer, supplier, channel consolidation • Sophistication of procurement processes and outsourcing of supply chain • Demographic changes driving changes in demand and consumption

33 ALL ID15 WESCO Investor Day 2015 U.S. Growth …successful first year transition 4.2 4.9 5.2 5.2 5.6 2010 2011 2012 2013 2014 Sales ($B) Growth Drivers • One WESCO operating model • End market focused sales force • Product category management • Service model expansion • Empowered business leadership 7% Organic Growth Mid-single digit sales growth expected in 2015

34 ALL ID15 WESCO Investor Day 2015 Supply Chain Services Project Services Business Model Development Operational Excellence Homebuilder Customer segment focus Resource allocation Sales productivity Local market relevance Account management Product segment focus Scope management Customer operations U.S. Growth Model Market Share Growth Customer Share Growth Category Management Procurement & Expediting Cross Dock & Logistics Point of Use Programs Inventory Optimization Warehouse Operations Transaction Management Bill of Material Development Project Material Sourcing Packaging, Kitting, Sub-Assembly Project Materials Requirement Management Site Materials Management Cable Management Site Warehousing and Logistics Global Accounts Industrial Integrated Supply Utility Integrated Supply OEM Integrated Supply Retail & Commercial Project Integrated Supply Service segment focus …products and services managed with operational excellence

35 ALL ID15 WESCO Investor Day 2015 New U.S. Structure New organization/position U.S. Group VP & GM HRCFO West Central East Utility Structures EESCO Broadband Safety Electronics REGIONS PLATFORMS New leader …implemented in January 2014

WESCO Investor Day 2015

U.S. Strategic Priorities

Overall

1. One WESCO strategy execution – accelerate sales and improve profitability
2. Continue build out of organization
3. Invest in growth engines
4. Simplify and streamline business
5. Strengthen portfolio through acquisitions

Regions

- Expand Enterprise and Construction sales force
- Further execute One WESCO product expansion strategy (“checkerboard”)
- Optimize branch and distribution center service network
- Leverage Platform capabilities

Platforms

- Accelerate growth in profitable platform businesses
- Refine and expand business models
- Apply platform business models to new customer segments

…focused on profitable growth

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37 ALL ID15 WESCO Investor Day 2015 One WESCO Success Stories Oil & Gas Downstream Electrical MRO • Existing relationship with upstream procurement management team • Developed customized service model to address downstream opportunities • Awarded 5 year contract plus potential access to new project opportunities Data Center Supply Chain Solution • Positioned WESCO as the supply chain leader in data center solutions for secure infrastructure • End-user trusted advisor and product expert • Datacom, security, lighting, wire and turnkey product sourcing provided to end user customers …growing in size and number

38 ALL ID15 WESCO Investor Day 2015 U.S. Summary • U.S. market provides attractive growth prospects • WESCO has strong capabilities, extensive infrastructure, a broad product and services portfolio, and a competitive advantage across U.S. • Long-term competitive advantage in the U.S. being developed through execution of the One WESCO strategy • 2015 focus on margin improvement and accelerating profitable growth

WESCO Investor Day 2015 ONE WORLD. ONE WESCO. Harald Henze, Group Vice President and General Manager Canada

40 ALL ID15 WESCO Investor Day 2015 Sales Profile • Value Proposition • WESCO and EECOL – dual channel strategy • Maximizing world class supplier relationships • Leveraging safety across both channels • Lean for continuous improvement and customer value creation …an important geographic market Canada Business • 120 Branches • 4 Distribution Centers • ~1,900 Employees • $1.9B Annual Sales $7B+ Addressable Market 32% 52% 8% 8% 36% 7% 15% 17% 17% 8% ProductsMarkets General Supplies Communications and Security Wire, Cable and Conduit Electrical Distribution and Controls Lighting and Sustainability Automation, Controls and Motors CIG Utility Construction Industrial

41 ALL ID15 WESCO Investor Day 2015 WESCO Canada …strong presence across all provinces Branch Locations WESCO 63 EECOL 57 Distribution Centers

42 ALL ID15 WESCO Investor Day 2015 Canadian Market • Driven by natural resource sectors • Long term growth prospects for oil, gas, and mining remain attractive • Construction is one of Canada’s largest industries • Utility provides long-term growth prospects, while challenging in the near-term • Green and sustainability initiatives are creating opportunities for lighting and controls …provides attractive long-term growth prospects WESCO Canada business has significantly improved its market position over the last five years

43 ALL ID15 WESCO Investor Day 2015 Anticipated Business Environment Alberta • Commercial Construction • Utility • Oil and Gas • Residential • Government Saskatchewan / Manitoba • Commercial Construction • Utility • Mining • Government • Oil and Gas • Residential Ontario • Manufacturing • Transportation • Government • Multifamily Residential • Utility • Commercial Construction • Residential • Solar and Wind • Mining British Columbia • Forestry • Multifamily Residential • Commercial Construction • Utility • Residential • OEM • Government • Mining • Oil & Gas Quebec • Government • Industrial • Commercial Construction • Residential • Mining • Solar and Wind …growth opportunities exist in 2015 but headwinds are increasing

44 ALL ID15 WESCO Investor Day 2015 Canada Growth …solid track record of results 0.7 0.9 1.1 1.9 1.9 2010 2011 2012 2013 2014 Sales ($B) Growth Drivers • Dual brand operating model • End market focused sales force and expand customer base • Product category management • Geographic expansion of recent acquisitions • Lean implementation within EECOL 3% Organic Growth Low-single digit sales growth expected in 2015

45 ALL ID15 WESCO Investor Day 2015 Canadian Investments 6 new branches opened since 2012 …strengthen our leadership position in the market Acquisitions since 2010Organic Toronto Distribution Center Opened 2012 Edmonton Distribution Center Opened 2009; expanded 2012 Montreal Distribution Center Opened 2013

46 ALL ID15 WESCO Investor Day 2015 Success Stories Commercial Contractors Project & Warehouse • Partnered with a 3rd party service provider to serve small to medium contractors • New marketing channel • Utilized WESCO’s branch footprint and DC network • Extensive project management capabilities shared with contractors • Won several new awards and working on others Healthcare Lighting & Electrical MRO • Global Accounts and Canadian sales team worked with a national healthcare procurement services organization • Won a five year national blanket agreement for lighting and electrical products • Standardization of products and services reduces costs for members • Awarded several projects and more are expected …growing in size and number

47 ALL ID15 WESCO Investor Day 2015 Canada Summary • Challenging environment expected in short term, but attractive growth prospects over mid to long term • WESCO has established strong leadership position in Canada • Longer term competitive advantage in Canada being developed through execution of dual brand strategy • 2015 focus on cost controls, margin improvement, and capturing profitable growth

WESCO Investor Day 2015 ONE WORLD. ONE WESCO. David Bemoras Vice President, Global Sales and Marketing Global Sales & Marketing

49 ALL ID15 WESCO Investor Day 2015 Sales and Marketing Mission Statement To deliver world-class value creation services that position the industry’s broadest product portfolio addressing MRO, OEM and capital project requirements in order to profitably defend, grow, and develop outstanding customers that recognize WESCO as the premier global supply- chain solutions provider.

50 ALL ID15 WESCO Investor Day 2015 Driving a High Performance Sales Culture • One WESCO execution • Margin improvement • Sales planning and goal setting • Coach, inspire, and recognize goal achievement • WESCO CRM utilization • “Checkerboard” execution • Supplier ecosystem management • Recruit, retain, and develop top world-class talent • Key customer executive sponsorship Sales Leadership World-Class Sales Force …empowering our leaders and creating the “WESCO Way”

51 ALL ID15 WESCO Investor Day 2015 Defining how we focus our sales, marketing and support resources… Strategic / Global Accounts Over-serve, protect, defend, grow and create “raving fans” Managed Accounts Outside sales and inside sales engagement teams Developmental / Target Accounts High-value customers currently under-penetrated Small / Transactional Accounts Accounts we grow through Call Center and eCommerce models Precision Selling Strategy …to optimally monetize each customer type…

52 ALL ID15 WESCO Investor Day 2015 End Market Focused Sales Force Industrial • MRO • Capital Projects • OEM • Industrial Integrators Enterprise (CI) • Commercial End-Users • Healthcare • Service Providers • Capital Projects • Low Voltage Contractors and Integrators Government • Federal • State • Local • Education Construction • EPC firms • Primes / GCs • Electrical Contractors Utility • Investor Owned • Public Power • Utility Contractors …leveraging our industry-leading Global Accounts platform

53 ALL ID15 WESCO Investor Day 2015 Global Accounts Value Proposition Integrated Supply Global Capital Project Management Direct Material Solutions Industrial & Electrical Distribution Standardizing products, pricing, terms, and service across multiple customer facilities …achieving market share gains through Value Creation

54 ALL ID15 WESCO Investor Day 2015 Value Creation • Understand customer challenges and business requirements • Leverage the entire WESCO toolkit to deliver standard and customized supply-chain solutions • World-class implementation and execution Differentiating WESCO by delivering supply-chain solutions that address the complex and dynamic needs of our customers …objective is to become the Trusted Advisor

55 ALL ID15 WESCO Investor Day 2015 Product Expertise and Capability …enabling One WESCO checkerboard execution Market Analysis Supplier Advocacy New Product Introductions Competitive Intelligence One WESCO Support Inventory and Pricing Strategies Tech Support and Field Specialists Sales Tools and Training General Supplies Automation, Controls & Motors Communications & Security Electrical Distribution & Controls Lighting & Sustainability OEM & Direct Materials Wire, Cable & Conduit

56 ALL ID15 WESCO Investor Day 2015 Checkerboard Execution % Sales Penetration >75% ~ 50% < 25% New business In 2014 …analyzing our customer share opportunities and taking action

57 ALL ID15 WESCO Investor Day 2015 WESCO Lighting and Controls Team • 100+ field based resources • Retrofit and renovation focus • Construction focus • MRO and lighting stock • Comprehensive training and value creation services platform …enabling one WESCO execution across all customer segments 40% 61% 51% 48% 43% 35% 34% 32% 32% 26% 0% 100% Total Health Education Communication and Transport Sport and Leisure Retail Warehouses Commercial Offices Hotel and Catering Government % Energy Used for Lighting Source: BRE

58 ALL ID15 WESCO Investor Day 2015 Supported by a World-Class Supply Base …creating differentiated advocacy and support General Supplies Automation, Controls & Motors Communications & Security Electrical Distribution & Controls Lighting & Sustainability OEM & Direct Materials Wire, Cable & Conduit

59 ALL ID15 WESCO Investor Day 2015 Deliver World Class Supply Chain Services Powered by One WESCO Opportunity Identification Leverage WESCO Resources Value Creation Selling Leveraging our resources and capabilities… …with every WESCO customer Checkerboard Implementation

60 ALL ID15 WESCO Investor Day 2015 Summary • Sales culture focused on increasing accountability, improving sales growth and margin expansion • Executing “Precision Selling” strategy to drive productivity gains • Sales and support specialization across a diverse set of end markets • Value Creation selling methodology to drive profitable revenue growth and customer loyalty • Leveraging our broad product and services offering with existing customers to manufacture growth • Maximizing WESCO resources across the globe • Improving and further optimizing ONE WESCO collaboration

WESCO Investor Day 2015 ONE WORLD. ONE WESCO. Les Kebler Group Vice President and GM, International International

62 ALL ID15 WESCO Investor Day 2015 Strategy •Business Priorities Providing a comprehensive product and service offering to companies across the globe. • Global supply chain services • Focus on large, growing regions • In-country business development • Expand global platforms …growing globally to meet increased customer demand International Business • Leverage investments and consolidate gains • Focus on key customers and projects • Invest in commercial resources • Operational excellence ~ $500M Annual Sales

63 ALL ID15 WESCO Investor Day 2015 WESCO Locations AMERICAS EMEA ASIA PACIFIC International Footprint …target markets that fit the WESCO value proposition 5 17 2004 2014 Countries 225 ~900 2004 2014 Employees (Excludes U.S. & Canada)

64 ALL ID15 WESCO Investor Day 2015 International Growth …building a solid business with blue chip customers 190 302 332 433 456 2010 2011 2012 2013 2014 Sales ($M) Growth Drivers • Customers and suppliers seeking global partners • Locations in attractive markets • Highly fragmented markets • Global data center investments • EPC trend toward lump sum projects • Responsive and flexible business model 6% Organic Growth Low- to mid-single digit sales growth expected in 2015

65 ALL ID15 WESCO Investor Day 2015 • Growing population and wealth • Infrastructure and commodity demand • Connectivity • Commitment to key geographies • Focus on high growth verticals • Local value proposition • Datacom, Capex, Integrated Supply • Complete product and service portfolio • Growth accelerator • Global brand • Talent management • Governance and compliance Mega Trends Target Markets Global Platforms Operational Excellence International Growth Drivers …responsive and flexible business model focused on delivering results

66 ALL ID15 WESCO Investor Day 2015 International Business 2015 Outlook U.S. Export Mexico South America Europe MEA China S.E. Asia Australia • Large market opportunity • Strong USD impacts competiveness • New WESCO organizational structure • U.S. market and government reforms • Mining slowdown continues • Full distribution capabilities • Challenging Eurozone economy • Investment in datacom • Lower oil prices impacting investment • Increasing demand for in-country content • Increasing WESCO China to China activity • Key global sourcing region • New WESCO APAC region structure • Economic tailwinds • Mining slowdown continues • Lower oil prices Geography Momentum Key Market Drivers …includes both headwinds and tailwinds

67 ALL ID15 WESCO Investor Day 2015 International Operating Model Global Platforms Localized Business Management Centralized Leadership …provides value for customers and suppliers • Full distribution capabilities • Complete range of services • Local management teams • Expand customer base • Global consistency • Customer engagement • Supplier engagement

68 ALL ID15 WESCO Investor Day 2015 Global Product and Service Platforms …accelerate growth in local markets around the world OEM Capital Projects Communications & Security Integrated Supply Global Accounts Global Sourcing WESCO International

69 ALL ID15 WESCO Investor Day 2015 WESCO de Mexico 6 Branches and Distribution Centers 5 Sales Offices • U.S. export and government reforms • Reorganized commercial team • Improved service level through hub and spoke distribution • Key end market focused – Border (Maquilas) – Monterrey and San Luis Potosi (OEM) – Mexico City (Industrial/Construction) – Gulf (Oil and Gas) …positioned for accelerated growth in an attractive market

70 ALL ID15 WESCO Investor Day 2015 Success Stories Resource Company Material Management • Global mining company • $3B investment • Leading EPC firm • Complete range of products • Full material management services • Estimate 20% savings to the customer Global Manufacturing Company MRO & Direct Material • Global Account expansion • Target geography • Leverage multi-country relationship • Dedicated local inventory plus VMI • Kitting and light manufacturing • 5-year agreement …increasing in size and number

71 ALL ID15 WESCO Investor Day 2015 International Summary • Global growth, but high volatility • Investment in new international talent • Improved WESCO organizational structure • Integrated operating model and global platforms are competitive differentiators • Execution is key – must continue to be responsive and flexible

WESCO Investor Day 2015 ONE WORLD. ONE WESCO. Ken Parks Senior Vice President and Chief Financial Officer Financials

73 ALL ID15 WESCO Investor Day 2015 Competitive Differentiators Performance Goals Global footprint Service capabilities Product portfolio Free cash flow 80%+ of net income Double digit EPS growth Grow faster than the market Talent and culture Superior investor returns Accelerate One WESCO Growth Strategy Invest in Growth Engines Simplify and Streamline Business Supply Chain Management Effective Capital Allocation Strategy WESCO Strategy

74 ALL ID15 WESCO Investor Day 2015 Solid Performance EPSSales TSRFree Cash Flow to Net Income ($ Billions) $ 20% CAGR 98% of Net Income …delivering results 12% CAGR 5.1 6.1 6.6 7.5 7.9 2010 2011 2012 2013 2014 2.50 3.96 4.38 5.02 5.18 2010 2011 2012 2013 2014 182 93 186 156 126 WCC Russell 2000 GWW FAST AXE 97% 68% 118% 117% 84% 2010 2011 2012 2013 2014 ($) See Appendix for non-GAAP reconciliations. (1/1/2010 to 12/31/2014)

75 ALL ID15 WESCO Investor Day 2015 (1.8) (1.2) 1.6 1.5 1.6 6.0 6.7 8.1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2013 2014 Organic Sales Growth Organic Growth (%) …momentum building across end markets Growth Drivers • One WESCO sales execution • Improving end markets • Positive WESCO momentum in U.S. and Canada • Business service model value proposition (MRO + OEM + Capex)

76 ALL ID15 WESCO Investor Day 2015 788 860 887 829 843 2010 2011 2012 2013 2014 Cost Leverage Sales per Employee ($ Thousands) SG&A (%) …compares favorably to industry benchmarks 576 NAED NAED: National Association of Electrical Distributors 15.1 14.2 14.1 13.7 13.6 2010 2011 2012 2013 2014 19% NAED 2013 119 122 125 114 115 SG&A/ Employee ($ thousands)

77 ALL ID15 WESCO Investor Day 2015 Long-Term Focus on Profitable Growth EBIT 2.6x SALES 1.7x HEADCOUNT 1.5x 2009 2010 2011 2012 2013 2014 …operating profit pull through delivering results

78 ALL ID15 WESCO Investor Day 2015 1.5 2 2.5 3 3.5 4 4.5 5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Capital Allocation ______________ 2012 Target Leverage 2.0x – 3.5x 3.0X Leverage (Total Par Debt to TTM EBITDA) …maintaining fiscal discipline while funding growth ______________ 2013 ______________ 2014 Cash Deployment • Support organic growth • Fund accretive acquisitions • Reduce financial leverage • Share repurchase • Dividends

79 ALL ID15 WESCO Investor Day 2015 Navigating the 2015 Environment Oil Prices Foreign Exchange Commodity Prices U.S. GDP Canada GDP RisksOpportunities …maximizing opportunities while mitigating risks Industry Consolidation

WESCO Investor Day 2015

2015 Sales Growth Outlook

	Previous Outlook	Current Outlook
U.S	MSD – HSD	MSD
Canada	LSD – MSD	LSD
International	MSD	LSD – MSD
Foreign exchange	~(1.0)%	~(3.0)%
2014 acquisitions	~0.5%	~0.5%

Note: Excludes unannounced acquisitions.

HSD = high-single digits
MSD = mid-single digits
LSD = low-single digits

…organic growth still expected across all geographies

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81 ALL ID15 WESCO Investor Day 2015 30-35% 25-30% 5-10% ~10% Oil and Gas Sales 10-15% 55-60% 55-60% WESCO Sales Oil and Gas Direct Exposure …expect 10-15% YOY decline in oil and gas sales U.S. International CanadaDownstream Midstream Upstream

82 ALL ID15 WESCO Investor Day 2015 Improving Flat Declining (2.6%) 2.1% 5.0% 7.0% 5.8% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Core Sales Growth versus Prior Year42% Key Market Indicators U.S. industrial production ISM Purchasing Managers’ Index Capacity utilization Canadian industrial production • Global Accounts • Integrated Supply • OEM • General Industrial …low to mid-single digit sales growth expected in 2015 WESCO Industrial Sales 42% 2014 5.0% Industrial End Market FY 2013 NOTE: Excludes acquisitions during first year of ownership. Workday adjusted.

83 ALL ID15 WESCO Investor Day 2015 Improving Flat Declining Core Sales Growth versus Prior Year42% Key Market Indicators Architectural Billings Index NEMA electroindustry business confidence index Construction starts and put in place Canadian non-residential construction • Non-Residential • Residential (2.5%) (5.9%) 2.3% 3.8% 5.2% Q2 2014 Q3 2013 Q4 2014 Q1 2014 … low-single digit sales growth expected in 2015 WESCO Construction Sales FY 2013 31% 2014 1.5% Construction End Market NOTE: Excludes acquisitions during first year of ownership. Workday adjusted.

84 ALL ID15 WESCO Investor Day 2015 13.4% 1.5% 6.1% 10.6% 7.9% FY 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Improving Flat Declining Core Sales Growth versus Prior Year Key Market Indicators Distribution grid maintenance and upgrades Non-residential and residential construction starts Generation MRO, upgrades, expansions Transmission line infrastructure build-out • Investor Owned • Public Power • Utility Contractors … mid- to high-single digit sales growth expected in 2015 WESCO Utility Sales 14% 2014 6.6% Utility End Market NOTE: Excludes acquisitions during first year of ownership. Workday adjusted.

85 ALL ID15 WESCO Investor Day 2015 (1.0%) 3.3% 5.2% 2.3% 7.4% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Improving Flat Declining Core Sales Growth versus Prior Year42% Key Market Indicators Government spending Communications and security upgrades Education, healthcare, and financial • Commercial • Institutional • Government … low- to mid-single digit sales growth expected in 2015 WESCO CIG Sales FY 2013 13% 2014 4.5% CIG End Market NOTE: Excludes acquisitions during first year of ownership. Workday adjusted.

86 ALL ID15 WESCO Investor Day 2015 2015 Outlook Outlook Q1 Full Year(previous) Full Year (current) Full Year Revisions Sales Growth 5% to 7% 3% to 6% Flat to 3% Previous Outlook $5.50 to $5.90 Operating Margin 5.0% to 5.2% 6.1% to 6.3% 5.9% to 6.1% Fx @ 0.80/USD ~$(0.20) Effective Tax Rate 29% to 30% ~29% ~29% Oil and Gas (10-15% YOY decline) ~$(0.30) Earnings Per Diluted Share $5.50 to $5.90 $5.20 to $5.60 Mitigating Actions ~$0.20 Free Cash Flow ~80% of Net Income ~80% of Net Income Current Outlook $5.20 to $5.60 Note: Excludes unannounced acquisitions

87 ALL ID15 WESCO Investor Day 2015 Five Year Outlook 2015 to 2019 • Working capital management • Controlled capex • Stable gross margins • Cost structure optimization • Organic growth • Acquisitions • Improving ROIC • Consistent execution Performance Goals Free cash flow 80%+ of net income Double digit EPS growth Grow faster than the market Superior investor returns

88 ALL ID15 WESCO Investor Day 2015 5.1 6.1 6.6 7.5 7.9 7.9 8.2 2010 2011 2012 2013 2014 2015E 2019E 2015-2019 Outlook Sales ($ B) EPS ($) …managing the business for double-digit EPS growth 2012 and 2013 EPS adjusted for non-recurring items 7% to 9% CAGR 2.50 3.96 4.38 5.02 5.18 5.20 5.60 2010 2011 2012 2013 2014 2015E 2019E 10+% CAGR • Pull through ~50% • Free cash flow equal to at least 80% of Net Income • ROIC above WACC, including acquisitions

WESCO Investor Day 2015 ONE WORLD. ONE WESCO. John Engel Chairman, President, and Chief Executive Officer Conclusion

90 ALL ID15 WESCO Investor Day 2015 • Industry leader with deep domain expertise in electrical, industrial, construction, and utility • Proven business model and well positioned in large, fragmented markets • Blue chip customer and supplier base • Proven acquirer and integrator in a consolidating industry • Extensive global supply chain capability • Operational excellence culture founded on Lean • Operating margin expansion results and future potential • Strong free cash flow generation through economic cycle Invest in WESCO …strong company with proven and effective supply chain solutions

91 ALL ID15 WESCO Investor Day 2015 Q&A

92 ALL ID15 WESCO Investor Day 2015

WESCO Investor Day 2015 ONE WORLD. ONE WESCO. Appendix

94 APPENDIX ID15 WESCO Investor Day 2015 Sales Growth 2012 2013 2014 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Consolidated 12.2 9.7 4.8 3.5 7.4 12.6 13.2 16.6 14.3 14.2 0.2 5.9 7.6 6.1 5.0 Acquisition Impact 2.6 2.2 4.0 4.3 3.3 16.0 14.6 14.1 13.8 14.6 0.5 1.6 1.8 1.6 1.4 Core 9.6 7.5 0.8 (0.8) 4.1 (3.4) (1.4) 2.5 0.5 (0.4) (0.3) 4.3 5.8 4.5 3.6 FX Impact (0.2) (0.7) (0.6) 0.5 (0.3) 0.0 (0.2) (0.7) (1.0) (0.4) (1.9) (1.7) (0.9) (2.0) (1.6) Organic 9.8 8.2 1.4 (1.3) 4.4 (3.4) (1.2) 3.2 1.5 0.0 1.6 6.0 6.7 6.5 5.2 WD Impact 1.6 (1.6) (1.6) 1.6 (1.6) (0.4) Normalized Organic 8.2 8.2 3.0 (1.3) 4.4 (1.8) (1.2) 1.6 1.5 0.0 1.6 6.0 6.7 8.1 5.6 Estimated Price Impact 1.5 1.0 0.5 1.0 1.0 1.0 0.0 0.0 0.0 0.2 0.5 0.5 0.5 0.5 0.5 (%)

95 APPENDIX ID15 WESCO Investor Day 2015 Sales Growth – Geography U.S. Canada International Total Change in net sales 6.7 0.3 5.4 5.0 Impact from acquisitions 0.4 4.4 - 1.4 Impact from foreign exchange rates - (6.6) - (1.6) Impact from number of workdays (0.4) (0.4) (0.4) (0.4) Normalized organic sales growth 6.7 2.9 5.8 5.6 (%)

96 APPENDIX ID15 WESCO Investor Day 2015 ($ Millions) Sales Growth – End Markets Full Year 2013 vs. 2012 Full Year 2014 vs. 2013 2013 2012 % Growth 2014 2013 % Growth Industrial Core 2,798 2,872 (2.6)% 3,304 3,160 4.6% Construction Core 2,026 2,077 (2.5)% 2,432 2,404 1.1% Utility Core 904 797 13.4% 1,065 1,003 6.2% CIG Core 821 830 (1.0)% 1,013 973 4.1% Total Core Gross Sales 6,549 6,576 (0.4)% 7,814 7,540 3.6% Total Gross Sales from Acquisitions 991 25 - 103 - - Total Gross Sales 7,540 6,601 14.2% 7,917 7,540 5.0% Gross Sales Reductions/Discounts (27) (22) - (27) (27) - Total Net Sales 7,513 6,579 14.2% 7,890 7,513 5.0%

WESCO Investor Day 2015

Non-GAAP Reconciliations

(amounts in millions except for diluted EPS)	2012	2013	2014
Adjusted Selling, General and Administrative Expenses:			
Selling, general and administrative expenses	$924.8	$996.8	$1,076.8
ArcelorMittal litigation recovery included in SG&A	-	36.1	-
Adjusted selling, general and administrative expenses	$924.8	$1,032.9	$1,076.8
Percent of sales	14.1%	13.7%	13.6%
Adjusted Net Income Attributable to WESCO International, Inc.:			
Income before income taxes	$317.8	$379.9	$384.1
ArcelorMittal litigation recovery included in SG&A	-	(36.1)	-
Loss on debt extinguishment	-	13.2	-
Loss on sale of Argentina business	-	2.3	-
Adjusted income before income taxes	317.8	359.3	384.1
Adjusted provision for income taxes	93.9	95.0	108.7
Adjusted net income	223.9	264.3	275.4
Less: Net income (loss) attributable to noncontrolling interest	-	0.1	(0.5)
Adjusted net income attributable to WESCO International, Inc.	$223.9	$264.2	$275.9
Adjusted Diluted EPS:			
Diluted share count	51.1	52.7	53.3
Adjusted diluted EPS	$4.38	$5.02	$5.18
Financial Leverage:			
Income from operations	$369.0	$481.0	$466.2
Adjust for ArcelorMittal litigation recovery	-	(36.1)	-
Depreciation and amortization	37.6	67.6	68.0
Adjusted EBITDA	$406.6	$512.5	$534.2
Current debt	$32.8	$40.1	$49.1
Long-term debt	1,702.3	1,447.6	1,366.4
Debt discount related to convertible debentures and term loan (1)	182.2	174.7	170.4
Total debt including debt discount	$1,917.3	$1,662.4	$1,585.9
Financial leverage ratio	4.7	3.2	3.0

(1) The convertible debentures and term loan are presented on the consolidated balance sheets in long-term debt, net of the unamortized discount.

97

APPENDIX ID15

98 APPENDIX ID15 WESCO Investor Day 2015 Free Cash Flow Reconciliation ($ Millions) 2012 2013 2014 Cash flow provided by operations 288.2 315.1 251.1 Less: Capital expenditures (23.1) (27.8) (20.5) Add: Non-recurring EECOL pension contribution - 21.1 - Free cash flow 265.1 308.4 230.6 Free cash flow as a % of adjusted net income 118% 117% 84% Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to provide a source of funds for any of the Company's financing needs. During the quarter ended September 30, 2013, a non-recurring contribution was made to fund the Canadian EECOL pension plan. This contribution was required pursuant to the terms of the share purchase agreement by which the Company acquired EECOL in 2012. EECOL sellers fully funded this contribution by way of a direct reduction in the purchase price at the date of acquisition. U.S. GAAP requires the contribution to be shown as a reduction of operating cash flow, however, it is added back to accurately reflect free cash flow.